UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2017

FlexShopper, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-52589	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2700 North Military Trail, Ste. 200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (561) 419-2923

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2017, FlexShopper, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware effecting an amendment to reduce the number of authorized shares of the Company’s common stock (“Common Stock”) and preferred stock, which amendment was approved by the Company’s stockholders at the Annual Meeting (as defined below).

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2017. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2017, are as follows:

Proposal 1 – Election of the seven directors nominated by the Company’s Board of Directors to serve until the next annual meeting of stockholders and the election of their successors:

	For	Withheld	Broker Non-Votes
James D. Allen	5,930,158	263	243,992
Daniel Ballen	5,929,958	463	243,992
Brad Bernstein	5,929,958	463	243,992
Philip M. Gitler	5,929,958	463	243,992
T. Scott King	5,930,158	263	243,992
Carl Pradelli	5,930,158	263	243,992
Katherine Verner	5,929,958	463	243,992

Proposal 2 – Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers in the year ended December 31, 2016:

For	Against	Abstain	Broker Non-Votes
5,930,158	263	0	243,992

Proposal 3 – Recommendation, on an advisory basis, of the frequency of future advisory votes on compensation paid to our named executive officers:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
5,893,843	10,000	0	26,215	243,992

Proposal 4 – Approval of the Certificate of Amendment to the Company’s certificate of incorporation to reduce the number of authorized shares of Common Stock from 100,000,000 to 15,000,000 and preferred stock from 10,000,000 to 500,000:

Common Stock:

For	Against	Abstain	Broker Non-Votes
3,163,220	453	16,250	243,992

Common Stock and Preferred Stock on a combined basis:

For	Against	Abstain	Broker Non-Votes
5,913,718	453	16,250	243,992

Proposal 5 – Ratification of the appointment by the Board of Director’s Audit Committee of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2017:

For	Against	Abstain
6,174,413	0	0

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlexShopper, Inc.
May 12, 2017
	By:	/s/ Brad Bernstein
Brad Bernstein, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company.

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